UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2007

TONGA CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	000-50619	84-1069035
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2600 South Shore Blvd., Suite 100, League City, Texas 77573
(Address of Principal Executive Offices)

(281) 334-5161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1 is a news release issued by Momentum Biofuels, Inc., a wholly-owned subsidiary of Tonga Capital Corporation, announcing the completion of its biodiesel plant and that the facilities are now ready to begin full-scale commercial production.

The information contained in Item 7.01 of this report and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1          News Release dated June 25, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONGA CAPITAL CORPORATION

By:	/s/ Barent W. Cater
Barent W. Cater
Chief Executive Officer

Date:  June 25, 2007

EXHIBIT INDEX

99.1                            News Release dated June 25, 2007.